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Independent Broker/Dealers               The Penn Mutual Life Insurance Company
                                                  Philadelphia, PA 19172



Schedule A To The Following Selling Agreements:
                       Broker-Dealer Selling Agreement
                       Broker-Dealer Selling Agreement - Form A-2
                       Corporate Insurance Agent Selling Agreement - Form A-1 (Edition of October, 2000)

Subject to the conditions and limitations of the Broker's Selling Agreement, Broker is authorized to solicit applications for the following contracts issued by Penn Mutual (hereinafter referred to as "contracts"), prior to termination of Broker's Selling Agreement. No fee shall be paid with respect to a purchase payment made after the Broker's Selling Agreement has been terminated. Amounts transferred among contracts are not purchase payments within the meaning of the Broker's Selling Agreement or this Schedule. This Schedule replaces and supersedes any and all prior Schedules attached to the Broker's Selling Agreement.

1. Individual Annuity Contracts - Diversifier II

A. Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing or servicing a Diversifier II Individual Variable and Fixed Annuity Contract (Policy Form DV790, DI1182-V, DI783-V) issued on or before November 5, 1999 equal to 6% of any purchase payment made under such contract and a fee for placing and servicing a Diversifier II Fixed Annuity Contract (DV-790-F, DI 283-F, DI 883-F) equal to 5% of any purchase payment under such contract. If the Annuitant or Contractowner (other than a trustee of a qualified plan) is over age 81 on the date the Diversifier II contract is issued, the fee shall be limited as follows: 80% of such fee if the Annuitant or contractowner is age 82; 60% of such fee if the Annuitant or contractowner is age 83; 40% of such fee if the Annuitant or contractowner is age 84; 20% of such fee if the Annuitant or contractowner is age 85. The above reference compensation will continue to apply for Diversifier II Individual Variable and Fixed Annuity Contracts (Policy Form DV-790 (NY)) solicited in New York until such time as Penn Mutual publishes written notice to the contrary.

B. Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing or servicing a Diversifier II Individual Variable and Fixed Annuity Contract issued (Policy Form DV790) on or after November 8, 1999 as follows:

         (a) First Year Compensation.
         A fee for the first contract year equal to 6.7% of any purchase payment made under such contract during the first contract year where the Annuitant or Contractowner (other than a trustee of a qualified plan) is less than age 81 on the date the Diversifier II contract is issued.

         (b) Renewal Compensation.
         A fee for the second and later contract years equal to 2.85% of any purchase payment made under such contract during the second and later contract year where the Annuitant or Contractowner (other than a trustee of a qualified plan) is less than age 81 on the date the Diversifier II contract is issued.

C. Diversifier II contracts (DV-790) [but not DV-790-F], will continue to be issued using the previous compensation schedule for those Employer Sponsored Retirement Plans/Programs whose initial Diversifier II contract application was submitted on or before November 5, 1999 and subsequently issued. Employer Sponsored Plans/Programs shall mean "SIMPLE IRAs, SEPs, 403(b)s, 457/PEDC and plans qualified under 401(a) of the Internal Revenue Code."



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2. Individual Fixed Annuity Contracts - TradeWind(TM)
Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing or servicing TradeWind(TM) Annuity Contract (Policy Form SPDA96) equal to 6% of any purchase payment under such contact. If the Annuitant or Contractowner (other than a trustee of a qualified plan) is over age 81 on the date the TradeWind(TM) contract is issued, the fee shall be limited as follows: 80% of such fee if the Annuitant or contractowner is age 82; 60% of such fee if the Annuitant or contractowner is age 83; 40% of such fee if the Annuitant or contractowner is age 84; 20% of such fee if the Annuitant or contractowner is age 85.

3. Single Premium Immediate Annuities
Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing a Single Premium Immediate Annuity Contracts (Policy Forms AC-80, A-81, A-82, A-83, A-84) equal to 4% of the single premium received under such contract.

4. Group Coverages
Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing, or servicing group annuity policies, specifically, a group annuity contract of Penn Mutual on Contract Forms D1-1088 (N.Y.), D1-1088A (N.Y.) and any other policies in the D1-1088 series, (a contract on any such form being hereinafter called a "Diversifier I Flex Group Annuity"), placed in force through Broker under this agreement in amounts equivalent to a percentage of such premiums. Such percentage or table of percentages shall be as agreed in amounts equivalent to a percentage of such premiums. Said written documentation of Broker's fee shall be submitted to Penn Mutual with the Diversifier I Flex Group Annuity application on a form signed by the plan trustee and agreed to by the Penn Mutual home office. No compensation shall be payable pursuant to this agreement which would be in excess of the limits of Section 4228 of the Insurance Law of the State of New York for the sale of insurance products.

5. Variable EstateMax
During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be compensated as follows with respect to a policy of Penn Mutual known as the Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy (Policy Forms VALJ-94(S) and VALJ-94(U)), (a policy on any such form being hereinafter called a "Variable EstateMax Policy"), that is placed in force under this agreement. With respect to each Variable EstateMax Policy, Broker-Dealer may elect to receives fees under Option 1 or 2. If no option is selected the default will be Option 1. Once each policy is in force, no changes will be permitted to the choice of compensation.

A.       Option 1.

         (a)  Basic First Year Compensation
              A fee for the first policy year of 50% of A plus 2.0% of B where A is equal to the lesser of: (i) the premium paid in year 1 or
              (ii)the target premium for the policy, and B is equal to the excess of the premium paid in year 1 over A. Target premiums are maintained on file in Penn Mutual's Home Office.
         (b)  Renewal Compensation
              A fee for the second through fifteenth years equal to 2.0% of the premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of the premium paid for the policy year in question.

B.       Option 2
         (a)  Basic First Year Compensation
              Basic First Year Compensation is the same as in Option 1.
         (b)  Renewal Compensation
              Additionally, for the second through tenth policy years equal to 1.0% of the premium paid for the policy year in question, and no fee for the eleventh and later policy years. Additionally, for the second through tenth policy years, an fee equal to 0.008333% of the policy value on each monthly anniversary. Monthly anniversary is defined as the day in each calendar month which is the same day of the month as the Policy Date. For the eleventh and later policy years, fee equal to 0.020833% of the policy value on each monthly anniversary. Policy value is as defined in the policy.

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C.       Expense Allowance
         For each calendar month while Broker-Dealer Selling Agreement is in effect and before its termination, Broker-Dealer shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Broker-Dealer that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Broker-Dealer that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Broker-Dealer to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation during the calendar month for which this allowance is being calculated.

D.       Compensation Chargebacks
         A percentage of total compensation (including expense allowance, if any) will be charged back for lapses, surrenders or if a policy is unwound during the first policy year and during the 12 policy months following an increase. The percentage is shown below and will vary depending on the policy month of lapse/surrender/unwind.

                          Month of              Chargeback
                          Lapse/Surrender/      Percentage
                          Unwind
                          -------------------------------
                          0-6                   100%
                          7-12                  50%

6. Cornerstone Variable Universal Life
During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be compensated as follows with respect to a policy of Penn Mutual know as the Flexible Premium Adjustable Variable Life Insurance Policy (Policy Forms VU-90(S) and VU-90(U)), (a policy on any such form being hereinafter called a "Cornerstone VUL Policy"), that is placed in force through Agent under this agreement:

         A.  Option 1
         (a) Basic First Year Compensation
                  A fee for the first policy year of 50% of A plus 3.75% of B where A is equal to the lesser of:
                  (i) the premium paid in year 1, or
                  (ii) the target premium for the policy, and B is equal to the excess of the premium paid in year 1 over
                      A. Target premiums are maintained on file in Penn Mutual's Home Office.
         (b)  Renewal Compensation
              A fee for the second and third policy years of 4% of an amount equal to premium paid for the policy year in question, a fee for the fourth through fifteenth years, equal to 4.0% of the premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of the premium paid for the policy year in question.
         (c)  Basic Compensation on Increases
              In the case of an increase in the Specified Amount of insurance, a fee of 46% of C where: C is equal to the lesser of:
                  (i) the premium paid in the twelve months following the
                      effective date of the increase,
                  (ii) the target premium for the amount of the increase, or

         B.   Option 2
         (a)  Basic First Year Compensation
              Basic First Year Compensation is the same as in Option 1.
         (b)  Renewal Compensation
              A fee for the second through tenth policy years equal to 3.0% of the premium paid for the policy year in question, and no fee for the eleventh and later policy years. Additionally, for the second through tenth policy years, an fee equal to 0.008333% of the policy value on each monthly anniversary. Monthly anniversary is defined as the day in each calendar month which is the same day of the month as the Policy Date. For the eleventh and later policy years, fee equal to 0.020833% of the policy value on each monthly anniversary. Policy value is as defined in the policy.

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         (c)  Basic Compensation on Increases
              In the case of an increase in the Specified Amount of insurance, a fee of 47% of C where: C is equal to the lesser of:
                  (i) the premium paid in the twelve months following the
                      effective date of the increase, or
                  (ii) the target premium for the amount of the increase.

         C.   Expense Allowance
         For each calendar month while Broker-Dealer Selling Agreement is in effect and before its termination, Broker-Dealer shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Broker-Dealer that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Broker-Dealer that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Broker-Dealer to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation during the calendar month for which this allowance is being calculated.

         D.   Compensation Chargebacks
         A percentage of total compensation (including expense allowance, if any) will be charged back for lapses, surrenders or if a policy is unwound during the first policy year and during the 12 policy months following an increase. The percentage is shown below and will vary depending on the policy month of lapse/surrender/unwind.

                         Month of                     Chargeback
                         Lapse/Surrender/             Percentage
                         Unwind
                         -----------------------------------------
                         0-3                               100%
                         4-6                                75%
                         7-9                                50%
                         10-12                              25%

7.  Cornerstone Variable Universal Life II
During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be paid a fee for soliciting applications and servicing a policy of Penn Mutual known as the Flexible Premium Adjustable Variable Universal Life Insurance Policy (Policy Forms VU-94(S) and VU-94(U)), (a policy on any such form being hereinafter called a "Cornerstone VUL II Policy"), that is placed in force before termination of this agreement. With respect to each Cornerstone VUL II Policy, Broker-Dealer may elect to receives fees under Option 1 or 2. If no option is selected the default will be Option 1. Once each policy is in force, no changes will be permitted to the choice of compensation.

         A.   Option 1
         (a)  Basic First Year Compensation
              A fee for the first policy year equal to 50% of A plus 3.3% of B where A is equal to the lesser of:
                  (i) the premium paid in year 1, or
                  (ii) the target premium for the policy, and
              B is equal to the excess of the premium paid in year 1 over A. Target premiums are maintained on file in Penn Mutual's Home Office.
         (b)  Renewal Compensation
              A fee for the second through fifteenth years equal to 3.0% of the premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of the premium paid for the policy year in question.
         (c)  Basic Compensation on Increases
              In the case of an increase in the Specified Amount of insurance, a fee of 47% of C where: C is equal to the lesser of:
                  (i) the premium paid in the twelve months following the
                      effective date of the increase, or
                  (ii) the target premium for the amount of the increase.

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         B.   Option 2
         (a)  Basic First Year Compensation
              Basic First Year Compensation is the same as in Option 1.
         (b)  Renewal Compensation
              A fee for the second through tenth policy years equal to 2.0% of the premium paid for the policy year in question, and no fee for the eleventh and later policy years. Additionally, for the second through tenth policy years, an fee equal to 0.008333% of the policy value on each monthly anniversary. Monthly anniversary is defined as the day in each calendar month which is the same day of the month as the Policy Date. For the eleventh and later policy years, fee equal to 0.020833% of the policy value on each monthly anniversary. Policy value is as defined in the policy.
         (c)  Basic Compensation on Increases
              In the case of an increase in the Specified Amount of insurance, a fee of 47% of C where: C is equal to the lesser of:
                  (i) the premium paid in the twelve months following the
                      effective date of the increase, or
                  (ii) the target premium for the amount of the increase.

         C.   Expense Allowance
                  For each calendar month while Broker-Dealer Selling Agreement is in effect and before its termination, Broker-Dealer shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Broker-Dealer that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Broker-Dealer that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Broker-Dealer to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation during the calendar month for which this allowance is being calculated.

         D.   Compensation Chargebacks
                  A percentage of total compensation (including expense allowance, if any) will be charged back for lapses, surrenders or if a policy is unwound during the first policy year and during the 12 policy months following an increase. The percentage is shown below and will vary depending on the policy month of lapse/surrender/unwind.

                          Month of Lapse/            Chargeback
                          Surrender/ Unwind          Percentage
                          -------------------------------------
                                   0-3                  100%
                                   4-6                   75%
                                   7-9                   50%
                                   10-12                 25%

8.  Cornerstone Variable Universal Life III
During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be paid a fee for soliciting applications and servicing a policy of Penn Mutual known as the Flexible Premium Adjustable Variable Universal Life Insurance Policy (Policy Forms VU-99(S) and VU-99(U)), (a policy on any such form or in that series being hereinafter called a "Cornerstone VUL III Policy"), that is placed in force before termination of this agreement. With respect to each Cornerstone VUL III Policy, Broker-Dealer may elect to receives fees under Option 1 or 2. If no option is selected the default will be Option 1. Once each policy is in force, no changes will be permitted to the choice of compensation.

         A.   Option 1
         (a)  Basic First Year Compensation
              A fee for the first policy year equal to 53.5% of A plus 3.3% of B where A is equal to the lesser of:
                  (i) the premium paid in year 1
                  (ii) the target premium for the policy, and
              B is equal to the excess of the premium paid in year 1 over A. Target premiums are maintained on file in Penn Mutual's Home Office.

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         (b)  Renewal Compensation
              A fee for the second through fifteenth years equal to 3.0% of the premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of the premium paid for the policy year in question.
         (c)  Basic Compensation on Increases
              In the case of an increase in the Specified Amount of insurance, a fee of 50.5% of C where: C is equal to the lesser of:
                  (i) the premium paid in the twelve months following the
                      effective date of the increase, or
                  (ii) the target premium for the amount of the increase.

         B.   Option 2
         (a)  Basic First Year Compensation
              Basic First Year Compensation is the same as in Option 1.
         (b)  Renewal Compensation
              A fee for the second through tenth policy years equal to 2.0% of the premium paid for the policy year in question, and no fee for the eleventh and later policy years. Additionally, for the second through tenth policy years, an fee equal to 0.008333% of the Policy Value on each monthly anniversary. Monthly anniversary is defined as the day in each calendar month which is the same day of the month as the Policy Date. For the eleventh and later policy years, fee equal to 0.020833% of the Policy Value on each monthly anniversary. Policy Value is as defined in the policy.
         (c)  Basic Compensation on Increases
              In the case of an increase in the Specified Amount of insurance, a fee of 50.5% of C where: C is equal to the lesser of:
                  (i) the premium paid in the twelve months following the
                      effective date of the increase
                  (ii) the target premium for the amount of the increase, or

         C.   Expense Allowance
                  For each calendar month while Broker-Dealer Selling Agreement is in effect and before its termination, Broker-Dealer shall be entitled to the expense allowance from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Broker-Dealer that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Broker-Dealer that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Broker-Dealer to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation during the calendar month for which this allowance is being calculated.

         D.   Compensation Chargebacks
                  (a)   All Policies:
                  A percentage of total compensation (including expense allowance, if any) will be charged back for lapses, surrenders or if a policy is unwound during the first policy year and during the 12 policy months following an increase. The percentage is shown below and will vary depending on the policy month of lapse/surrender/unwind.

                          Month of Lapse/                Chargeback
                          Surrender/ Unwind              Percentage
                          -----------------------------------------
                                   0-3                      100%
                                   4-6                       75%
                                   7-9                       50%
                                   10-12                     25%

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                  (b)   Policies with an Endorsement - Business Accounting
                        Benefit:
                  For policies containing an Endorsement - Business Accounting Benefit, Penn Mutual reserves the right to charge back a percentage of total compensation (including expense allowance, if any) for lapses, surrenders or if a policy is unwound during the first three policy years and during the 12 policy months following an increase in lieu of the chargebacks described in paragraph 8D(a) above. The maximum percentage is shown below and will vary depending on the policy month of lapse/surrender/unwind.

                          Year of Lapse/                 Chargeback
                          Surrender/ Unwind              Percentage
                          -----------------------------------------
                                   1                        100%
                                   2                         75%
                                   3                         50%

9.  Cornerstone Variable Universal Life IV
During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be paid a fee for soliciting applications and servicing a policy of Penn Mutual known as the Flexible Premium Adjustable Variable Universal Life Insurance Policy (Policy Forms VU-01(S) and VU-01(U)), (a policy on any such form or in that series being hereinafter called a "Cornerstone VUL IV Policy"), that is placed in force before termination of this agreement. With respect to each Cornerstone VUL IV Policy, Broker-Dealer may elect to receives fees under Option 1 or 2. If no option is selected the default will be Option 1. Once each policy is in force, no changes will be permitted to the choice of compensation.

         A.   Option 1
         (a)  Basic First Year Compensation
              A fee for the first policy year equal to 53.5% of A plus 3.3% of B where A is equal to the lesser of:
                  (i) the premium paid in year 1
                  (ii) the target premium for the policy, and
              B is equal to the excess of the premium paid in year 1 over A. Target premiums are maintained on file in Penn Mutual's Home Office.
         (b)  Renewal Compensation
              A fee for the second through fifteenth years equal to 3.0% of the premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of the premium paid for the policy year in question.
         (c)  Basic Compensation on Increases
              In the case of an increase in the Specified Amount of insurance, a fee of 50.5% of C where: C is equal to the lesser of:
                  (i) the premium paid in the twelve months following the
                      effective date of the increase, or
                  (ii) the target premium for the amount of the increase.

         B.   Option 2
         (a)  Basic First Year Compensation
              Basic First Year Compensation is the same as in Option 1.
         (b)  Renewal Compensation
              A fee for the second through tenth policy years equal to 2.0% of the premium paid for the policy year in question, and no fee for the eleventh and later policy years. Additionally, for the second through tenth policy years, an fee equal to 0.008333% of the Net Policy Value on each monthly anniversary. Monthly anniversary is defined as the day in each calendar month which is the same day of the month as the Policy Date. For the eleventh and later policy years, fee equal to 0.020833% of the Net Policy Value on each monthly anniversary. Net Policy Value is as defined in the policy.
         (c)  Basic Compensation on Increases
              In the case of an increase in the Specified Amount of insurance, a fee of 50.5% of C where: C is equal to the lesser of:
                  (i) the premium paid in the twelve months following the
                      effective date of the increase
                  (ii) the target premium for the amount of the increase, or

         C.   Expense Allowance
                  For each calendar month while Broker-Dealer Selling Agreement is in effect and before its termination, Broker-Dealer shall be entitled to the expense allowance from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Broker-Dealer that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Broker-Dealer that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Broker-Dealer to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation during the calendar month for which this allowance is being calculated.

         D.   Compensation Chargebacks
                  (a)   All Policies:
                  A percentage of total compensation (including expense allowance, if any) will be charged back for lapses, surrenders or if a policy is unwound during the first policy year and during the 12 policy months following an increase. The percentage is shown below and will vary depending on the policy month of lapse/surrender/unwind.

                          Month of Lapse/                Chargeback
                          Surrender/ Unwind              Percentage
                          -----------------------------------------
                                   0-3                      100%
                                   4-6                       75%
                                   7-9                       50%
                                   10-12                     25%


                  (b)   Policies with an Endorsement - Business Accounting
                        Benefit:
                  For policies containing an Endorsement - Business Accounting Benefit, Penn Mutual reserves the right to charge back a percentage of total compensation (including expense allowance, if any) for lapses, surrenders or if a policy is unwound during the first three policy years and during the 12 policy months following an increase in lieu of the chargebacks described in paragraph 9D(a) above. The maximum percentage is shown below and will vary depending on the policy month of lapse/surrender/unwind.

                          Year of Lapse/                 Chargeback
                          Surrender/ Unwind              Percentage
                          -----------------------------------------
                                   1                        100%
                                   2                         75%
                                   3                         50%


10.  Pennant Select(TM)
During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be paid a fee for soliciting applications and servicing Contracts of Penn Mutual known as the Pennant Select Individual Variable and Fixed Annuity Contract (Policy Form VAA-98 and any variation thereof), (a policy on any such form being hereinafter called a "Pennant Select Annuity Contract"), that is placed in force before termination of this agreement. With respect to each Pennant Select Annuity Contract, Broker-Dealer may elect to receives fees under Option 1, 2 or 3. If no option is selected the default will be Option 1. Once each policy is in force, no changes will be permitted to the choice of compensation.

         A.   Option 1
         (a) 7.00% (4.2% where the insured has an attained age greater than 80) of aggregate purchase payments up to $1,000,000 per Contract; aggregate purchase payments in excess of $1,000,000 require a separate written agreement with the Home Office.

         B.   Option 2
         (a) 6.7% (4.0% where the insured has an attained age greater than 80) of aggregate purchase payments up to $1,000,000 per Contract; aggregate purchase payments in excess of $1,000,000 require a separate written agreement with the Home Office. (b) 0.50% of the Account Value, for the eighth and later contract years, calculated on a quarterly basis and paid at a quarter of the stated rate, and commencing with the first calendar quarter following the eighth Contract anniversary and payable at the end of each calendar quarter.

         C.   Option 3
         (a) 5.85% (3.5% where the insured has an attained age greater than 80) of aggregate purchase payments up to $1,000,000 per Contract; aggregate purchase payments in excess of $1,000,000 require a separate written agreement with the Home Office. (b) 0.20% of the Account Value, for the second through seventh contract years, calculated on a quarterly basis and paid at a quarter of the stated rate, and commencing with the first calendar quarter following the first Contract anniversary year and payable at the end of each calendar quarter.
         (c) 0.50% of the Account Value, for the eighth and later contract years, calculated on a quarterly basis and paid at a quarter of the stated rate, and commencing with the first calendar quarter following the eighth Contract anniversary and payable at the end of each calendar quarter.

11.  Commander(TM)
During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be paid a fee for soliciting applications and servicing Contracts of Penn Mutual known as the Commander Individual Variable and Fixed Annuity Flexible Purchase Payment Annuity Contract (Policy Forms VAB-98 and any variation thereof), (a policy on any such form being hereinafter called a "Commander Annuity Contract"), that is placed in force before termination of this agreement.

         A. 1.00% of aggregate purchase payments up to $1,000,000 per Contract; aggregate purchase payments in excess of $1,000,000 require a separate written agreement with the Home Office; and

         B. 1.00% of the Account Value, for the second and later contract years, calculated on a quarterly basis and paid at a quarter of the stated rate, and commencing with the first calendar quarter following the first Contract anniversary and payable at the end of each calendar quarter.

12. Olympia XT
During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be paid a fee for soliciting applications and servicing Contracts of Penn Mutual, known as the Olympia XT Individual Variable and Fixed Annuity (Policy Form BVA-00 and any variation thereof ),that is placed in force before termination of the Agreement. With respect to each Olympia XT Contract, Broker Dealer may elect to receive fees under Option 1, 2 or 3. If no option is selected, the default will be Option 1. Once each Contract is in force, no changes will be permitted to the choice of compensation .

         A. Option 1
         (a) 5.5% of aggregate purchase payments up to $2,000,000 per contract (4.5% if purchase payment on the initial application is $2,000,000 or more);aggregate purchase payments in excess of $2,000,000 require separate written agreement with Penn Mutual.

         B. Option 2
         (a) 3.65% of aggregate purchase payments up to $2,000,000 per contract (2.65% if purchase payment on the initial application is $2,000,000 or more);aggregate purchase payments in excess of $2,000,000 require separate written agreement with Penn Mutual.

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         (b) 0.25% of Contract Value, for the second through ninth contract years, calculated on a quarterly basis and paid at a quarter of the stated rate, and commencing with the first calendar quarter following the first Contract anniversay year and payable at the end of each calendar quarter.

         (c) 0.50% of Contract Value, for the tenth and later contract years, calculated on a quarterly basis and paid at a quarter of the stated rate, and commencing with the first calendar quarter following the tenth Contract anniversary year and payable at the end of each calendar quarter.

         C. Option 3
         (a) 2.50% of aggregate purchase payments up to $2,000,000 per contract (1.50% if purchase payment on the initial application is $2,000,000 or more); aggregate purchase payments in excess of $2,000,000 require separate written agreement with Penn Mutual.

         (b) 0.35% of Contract Value, for the second through ninth contract years, calculated on a quarterly basis and paid at a quarter of the stated rate, and commencing with the first quarter following the first Contract anniversary year and payable at the end of each calendar quarter.

         (c) 1.00% of Contract Value, for the tenth and later contract years, calculated on a quarterly basis and paid at a quarter of the stated rate, and commencing with the first calendar quarter following the tenth Contract anniversary year and payable at the end of each calendar quarter.

13.  Replacement of Penn Mutual Polices
It is agreed that the compensation otherwise payable to Broker-Dealer for any policy shall be reduced in accordance with the replacement control program in effect at the time such policy is placed in force. It is anticipated that such replacement control program may be changed form time to time as to policies in force after such change.


14. Policy Delivery Receipt
It is agreed that the Broker-Dealer shall be responsible for obtaining a signed policy delivery receipt in accordance with Company policy.

PM5749    10/00

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